                                                                    EXHIBIT 99.2
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                                    CONSENT

     The undersigned hereby consents to being named as a Director of T REIT, Inc., a Virginia corporation, in its Registration Statement on Form S-11, and all amendments and supplements thereto, to be filed with the Securities and Exchange Commission.

                                              /s/ Warren H. James
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                                                Warren H. James


Date: